QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

RAINING DATA CORPORATION
AMENDED 1999 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

NOTICE OF STOCK OPTION GRANT

Grantee's Name and Address:	Brian C. Bezdek c/o Raining Data Corporation 17500 Cartwright Road Irvine, CA 92614

        You have been granted an option to purchase shares of Common Stock of Raining Data Corporation subject to the terms and conditions of the Stock Option Agreement ("Option Agreement") and the Raining Data Corporation Amended 1999 Stock Option Plan, as amended from time to time (the "Plan") as follows:

Grant Date of Option	December 20, 2002
Vesting Commencement Date	December 20, 2002
Exercise Price per Share	$2.01
Total Number of Shares Granted	56,250
Total Exercise Price	$113,062.50
Type of Option:	Incentive Stock Option
Term/Expiration Date:	Ten Years from the Date of Grant

Vesting Schedule:

        Subject to the Grantee being a Service Provider on the following dates and other limitations set forth in the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

          (a)  Grantee shall have no right to exercise any part of the Option at any time prior to the expiration of the one (1) year from the Vesting Commencement Date;

          (b)  The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Shares upon the expiration of one (1) year from the Vesting Commencement Date; and

          (c)  The Option thereafter shall become exercisable with respect to an additional One Forty-Eighth (1/48th) of the Option on each monthly anniversary of the Vesting Commencement Date;

          (d)  Notwithstanding the foregoing subsections (a), (b) and (c) and Section 6(a) of the Option Agreement, 100% of the Shares subject to the Option shall immediately vest in the event that the Grantee is terminated as a result of an Involuntary Termination other than for Cause, death or Disability (each as defined in the Option Agreement) within twelve (12) months after a Corporate Transaction (as defined in the Option Agreement); provided that the Grantee signs a general release in a commercially customary form prescribed by the Company, which releases and discharges all known and unknown claims that the Grantee may have against the Company or persons and entities affiliated with the Company, and a covenant not to sue or prosecute any legal action or proceeding based upon such claims; and

          (e)  In the event that the severance and other benefits provided for in this Option Agreement or otherwise payable to the Grantee (i) constitute "parachute payments" within the meaning of Section 280G of the Code, and (ii) would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then Grantee's benefits under this Option Agreement shall be either delivered in full, or delivered as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by Grantee on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Unless the Company and the Grantee otherwise agree in writing, any determination required under this subsection shall be made in writing by the Company's independent public accountants (the "Accountants"), whose determination shall be conclusive and binding upon the Grantee and the Company for all purposes. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and 4999 of the Code. The Company and the Grantee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.

Termination Period:

        This Option may be exercised for a period of time following the Grantee ceasing to be a Service Provider as provided for in this Option Agreement.

Incentive Stock Option:

        If this option is an Incentive Stock Option which provides special tax favorable tax treatment under the Internal Revenue Code, it is the obligation of the Grantee to comply with the Internal Revenue Code requirements in order to obtain that favorable tax treatment. The Internal Revenue Code requires that stock obtained through the exercise of Incentive Stock Options be held for two years from the date of the option grant and for one year from the date of the exercise of the option otherwise the special tax treatment can be lost and the Grantee may have to pay taxes on the disposition of the stock as if the stock were obtained through the exercise of a Non Qualified Stock Option. Incentive Stock Option holders should consult with their tax or financial advisors when disposing of Incentive Stock Options.

RAINING DATA CORPORATION
AMENDED 1999 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

        1.    Grant of Option.    Raining Data Corporation, a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") for the term of the Option, subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's Amended 1999 Stock Option Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any parent or subsidiary thereof) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonincentive Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

        2.    Certain Definitions.

          (a)  "Administrator" means the Board of Directors of the Company or the duly appointed committee of the Board having the power to administer the Plan or options granted under the Plan as shall be specified by the Board and as further provided in the Plan.

          (b)  "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to options granted to residents therein.

          (c)  "Cause" shall mean (i) gross and willful failure to perform services; (ii) conviction of, or a plea of "guilty" or no "contest" to, a felony under the laws of the United States or any state thereof, if such felony either is work-related or materially impairs Grantee's ability to perform services for the Company; (iii) a material breach of fiduciary duty, including fraud, embezzlement, dishonesty or any intentional action that materially injures the Company as determined in good faith by the Company's Board of Directors; (iv) death; (v) a material breach of the Company's Employment Confidential Information, Invention Assignment, and Arbitration Agreement. In all of the foregoing cases, the Company shall provide written notice to Grantee indicating in reasonable detail the event or circumstances that constitute Cause under this Option Agreement, and the Company will provide the Grantee with forty-five days to cure such breach or failure prior to termination for Cause. During such 45-day cure period, the Company may place the Grantee on an unpaid leave.

          (d)  "Corporate Transaction" means any of the following transactions:

            (i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

            (ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

            (iii)  approval by the Company's stockholders of any plan or proposal for the complete liquidation or dissolution of the Company;

            (iv)  any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

            (v)  acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines in its sole discretion shall not be a Corporate Transaction.

          (e)  "Disability" shall mean, for purpose of the Vesting Schedule, that the Grantee physically or mentally is unable regularly to perform Grantee's duties for a period in excess of sixty (60) consecutive days or more than ninety (90) days in any consecutive twelve (12) month period. The Company shall make a good faith determination of whether the Grantee is physically or mentally unable to regularly perform Grantee's duties subject to its review and consideration of any physical and/or mental health information provided to it by the Grantee.

          (f)    "Involuntary Termination" shall mean (i) without the Grantee's express written consent, the substantial reduction in Grantee's duties or responsibilities relative to Grantee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Vice President of Company remains as such following a Corporate Transaction and is not made the Vice President of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Grantee's express written consent, a material reduction by the Company in Grantee's base compensation as in effect immediately prior to such reduction; (iii) without the Grantee's express written consent, a material reduction by the Company in the kind or level of employee benefits package; (iv) without the Grantee's express written consent, the relocation of the Grantee to a facility or a location more than 50 miles from Grantee's then present location; (v) any purported termination of the Grantee by the Company which is not effected for death or Disability or for Cause; or (vi) the failure of the Company to obtain the assumption of this Option Agreement by any successors.

          (g)  "Shares" shall have the same meaning as "Option Shares" and "Exercise Price" shall have the same meaning as "Option Price" under the defined terms of the Plan.

          (h)  "Service Provider" shall mean an Employee, Director, Consultant or advisor of the Corporate Group.

          (i)    "Termination Date" shall mean the date on which a Service Provider ceases to be a Service Provider.

        3.    Exercise of Option.

          (a)    Right to Exercise.    The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

          (b)    Method of Exercise.    The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the

  Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below.

          (c)    Taxes.    No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including without limitation obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or a member of the Corporate Group may offset or withhold (from any amount owed by the Company or a member of the Corporate Group to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the withholding obligations of the Company or member of the Corporate Group.

        4.    Method of Payment.    Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided however that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

          (a)  cash;

          (b)  check;

          (c)  surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

          (d)  payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

        5.    Restrictions on Exercise.    The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

        6.    Termination.

          (a)  In the event Grantee ceases to be a Service Provider, other than for death or disability, the Option shall terminate prior to the Expiration Date as set forth in the Notice and shall be exercisable upon the earlier of (1) the expiration of ninety (90) days from the Termination Date or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the Termination Date.

          (b)  Death. In the event of the death of Optionee during the term of the Option, then the executors or administrators of the estate of the Grantee or the heirs or devisees of the Grantee (as the case may be) shall have the right to exercise the Option to the extent the Grantee was entitled to do so at the time of his or her death; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of the death of the Grantee or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the date of the death of the Grantee.

          (c)  Disability. In the event of the permanent and total disability of Optionee during the term of the Option, then Optionee shall have the right to exercise the Option to the extent Optionee was entitled to do so at the time of the termination of his or her relationship with the Company by reason of such disability; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the Termination Date or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the Termination Date.

          (d)  Corporate Group. For purposes of this Section 6, all references to the Company shall be deemed to include such member of the Corporate Group.

        7.    Termination on Corporate Transaction; Assumption.    In the event of a Corporate Transaction, each outstanding Option Share shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or entity in a Corporate Transaction refuses to assume or substitute for the Option Share, then the Grantee shall fully vest in and have the right to exercise the Option as to all of the Option Shares, including Option Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Administrator shall notify the Grantee in writing or electronically that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Corporate Transaction, the option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

        8.    Transferability of Option.    The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee; provided however that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. The Option, if a Nonincentive Stock Option may be transferred to any person by will and by the laws of descent and distribution. Nonincentive Stock Options also may be transferred during the lifetime of the Grantee to certain members of the immediate family of the Grantee as provided in Section 6(e) of the Plan. The terms of the Option shall be binding upon the executors, administrators, heirs, devisees, successors and transferees of the Grantee.

        9.    Term of Option.    The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein (the "term" of the Option).

        10.    Tax Consequences.    Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          (a)    Exercise of Incentive Stock Option.    If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

          (b)    Exercise of Incentive Stock Option Following Disability.    If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

          (c)    Exercise of Nonincentive Stock Option    On exercise of a Nonincentive Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (d)    Disposition of Shares.    In the case of a Nonincentive Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20 percent. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Grant Date, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Nonincentive Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

        11.    Entire Agreement: Governing Law.    The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California, United States of America (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

        12.    Headings.    The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

        13.    Dispute Resolution.    The provisions of this Section 13 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee's assignees pursuant to Section 8 hereof (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Orange, California) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

        14.    Notices.    All notices, requests, demands and other communications required or permitted to be given pursuant to this Option Agreement (collectively "notices") shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

        IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

RAINING DATA CORPORATION, a Delaware corporation
By:	/s/ CARLTON H. BAAB Title: President and CEO

        THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY TO TERMINATE GRANTEE'S SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE'S STATUS IS AT WILL.

        The Grantee acknowledges receipt of a copy of the Plan and the Stock Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the

Plan and the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: 12/20/02	Signed:	/s/ BRIAN C. BEZDEK Grantee

EXHIBIT A

RAINING DATA CORPORATION
AMENDED 1999 STOCK OPTION PLAN

EXERCISE NOTICE

Raining Data Corporation
17500 Cartwright Road
Irvine, California 32614-5846

Attention: Secretary

        1.    Exercise of Option.    Effective as of today,                         ,                          the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase                          shares of the Common Stock (the "Shares") of Raining Data Corporation (the "Company") under and pursuant to the Company's Amended 1999 Stock Option Plan, as amended from time to time (the "Plan") and the [    ] Incentive [    ] Nonincentive Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated                         , 20    . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

        2.    Representations of the Grantee.    The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan, and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        3.    Rights as Stockholder.    Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 5(b) of the Plan.

        4.    Delivery of Payment.    The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.

        5.    Tax Consultation.    The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice

        6.    Taxes.    The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

        7.    Successors and Assigns.    The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

        8.    Headings.    The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

        9.    Dispute Resolution.    The provisions of Section 13 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

        10.    Governing Law; Severability.    This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California, United States of America (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

        11.    Notices.    All notices, requests, demands and other communications required or permitted to be given hereunder (collectively "notices") shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

        12.    Further Instruments.    The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

        13.    Entire Agreement.    The Notice, the Plan, and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	RAINING DATA CORPORATION
By:

Title:

(Signature)
Address:	Address:
17500 Cartwright Road Irvine, California 92614-5846

RAINING DATA CORPORATION
AMENDED 1999 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

NOTICE OF STOCK OPTION GRANT

Grantee's Name and Address:	Brian C. Bezdek c/o Raining Data Corporation 17500 Cartwright Road Irvine, CA 92614

        You have been granted an option to purchase shares of Common Stock of Raining Data Corporation subject to the terms and conditions of the Stock Option Agreement ("Option Agreement") and the Raining Data Corporation Amended 1999 Stock Option Plan, as amended from time to time (the "Plan") as follows:

Grant Date of Option	December 20, 2002
Vesting Commencement Date	December 20, 2002
Exercise Price per Share	$2.01
Total Number of Shares Granted	18,750
Total Exercise Price	$37,687.50
Type of Option:	Non-incentive Stock Option
Term/Expiration Date:	Ten Years from the Date of Grant

Vesting Schedule:

        Subject to the Grantee being a Service Provider on the following dates and other limitations set forth in the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

          (f)    Grantee shall have no right to exercise any part of the Option at any time prior to the expiration of the one (1) year from the Vesting Commencement Date;

          (g)  The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Shares upon the expiration of one (1) year from the Vesting Commencement Date; and

          (h)  The Option thereafter shall become exercisable with respect to an additional One Forty-Eighth (1/48th) of the Option on each monthly anniversary of the Vesting Commencement Date;

          (i)    Notwithstanding the foregoing subsections (a), (b) and (c) and Section 6(a) of the Option Agreement, 100% of the Shares subject to the Option shall immediately vest in the event that the Grantee is terminated as a result of an Involuntary Termination other than for Cause, death or Disability (each as defined in the Option Agreement) within twelve (12) months after a Corporate Transaction (as defined in the Option Agreement); provided that the Grantee signs a general release in a commercially customary form prescribed by the Company, which releases and discharges all known and unknown claims that the Grantee may have against the Company or persons and entities affiliated with the Company, and a covenant not to sue or prosecute any legal action or proceeding based upon such claims; and

          (j)    In the event that the severance and other benefits provided for in this Option Agreement or otherwise payable to the Grantee (i) constitute "parachute payments" within the meaning of Section 280G of the Code, and (ii) would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then Grantee's benefits under this Option Agreement shall be either delivered in full, or delivered as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by Grantee on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Unless the Company and the Grantee otherwise agree in writing, any determination required under this subsection shall be made in writing by the Company's independent public accountants (the "Accountants"), whose determination shall be conclusive and binding upon the Grantee and the Company for all purposes. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and 4999 of the Code. The Company and the Grantee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.

Termination Period:

        This Option may be exercised for a period of time following the Grantee ceasing to be a Service Provider as provided for in this Option Agreement.

RAINING DATA CORPORATION
AMENDED 1999 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

        14.    Grant of Option.    Raining Data Corporation, a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") for the term of the Option, subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's Amended 1999 Stock Option Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        15.    Certain Definitions.

          (j)    "Administrator" means the Board of Directors of the Company or the duly appointed committee of the Board having the power to administer the Plan or options granted under the Plan as shall be specified by the Board and as further provided in the Plan.

          (k)  "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to options granted to residents therein.

          (l)    "Cause" shall mean (i) gross and willful failure to perform services; (ii) conviction of, or a plea of "guilty" or no "contest" to, a felony under the laws of the United States or any state thereof, if such felony either is work-related or materially impairs Grantee's ability to perform services for the Company; (iii) a material breach of fiduciary duty, including fraud, embezzlement, dishonesty or any intentional action that materially injures the Company as determined in good faith by the Company's Board of Directors; (iv) death; (v) a material breach of the Company's Employment Confidential Information, Invention Assignment, and Arbitration Agreement. In all of the foregoing cases, the Company shall provide written notice to Grantee indicating in reasonable detail the event or circumstances that constitute Cause under this Option Agreement, and the Company will provide the Grantee with forty-five days to cure such breach or failure prior to termination for Cause. During such 45-day cure period, the Company may place the Grantee on an unpaid leave.

          (m)  "Corporate Transaction" means any of the following transactions:

            (i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

            (ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

            (iii)  approval by the Company's stockholders of any plan or proposal for the complete liquidation or dissolution of the Company;

            (iv)  any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

            (v)  acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines in its sole discretion shall not be a Corporate Transaction.

          (n)  "Disability" shall mean, for purpose of the Vesting Schedule, that the Grantee physically or mentally is unable regularly to perform Grantee's duties for a period in excess of sixty (60) consecutive days or more than ninety (90) days in any consecutive twelve (12) month period. The Company shall make a good faith determination of whether the Grantee is physically or mentally unable to regularly perform Grantee's duties subject to its review and consideration of any physical and/or mental health information provided to it by the Grantee.

          (o)  "Involuntary Termination" shall mean (i) without the Grantee's express written consent, the substantial reduction in Grantee's duties or responsibilities relative to Grantee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Vice President of Company remains as such following a Corporate Transaction and is not made the Vice President of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Grantee's express written consent, a material reduction by the Company in Grantee's base compensation as in effect immediately prior to such reduction; (iii) without the Grantee's express written consent, a material reduction by the Company in the kind or level of employee benefits package; (iv) without the Grantee's express written consent, the relocation of the Grantee to a facility or a location more than 50 miles from Grantee's then present location; (v) any purported termination of the Grantee by the Company which is not effected for death or Disability or for Cause; or (vi) the failure of the Company to obtain the assumption of this Option Agreement by any successors.

          (p)  "Shares" shall have the same meaning as "Option Shares" and "Exercise Price" shall have the same meaning as "Option Price" under the defined terms of the Plan.

          (q)  "Service Provider" shall mean an employee, director, consultant or advisor of the Corporate Group.

          (r)  "Termination Date" shall mean the date on which a Service Provider ceases to be a Service Provider.

        16.    Exercise of Option.

          (a)    Right to Exercise.    The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

          (b)    Method of Exercise.    The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below.

          (c)    Taxes.    No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including without limitation obligations incident to the receipt of Shares. Upon exercise of the Option, the Company or a member of the Corporate Group may offset or withhold (from any amount owed by the Company or a member of the Corporate Group to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the withholding obligations of the Company or member of the Corporate Group.

        17.    Method of Payment.    Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided however that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

          (a)  cash;

          (b)  check;

          (c)  surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

          (d)  payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

        18.    Restrictions on Exercise.    The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

        19.    Termination.

          (a)  In the event Grantee ceases to be a Service Provider, other than for death or disability, the Option shall terminate prior to the Expiration Date as set forth in the Notice and shall be exercisable upon the earlier of (1) the expiration of ninety (90) days from the Termination Date or

  (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the Termination Date.

          (b)    Death.    In the event of the death of Optionee during the term of the Option, then the executors or administrators of the estate of the Grantee or the heirs or devisees of the Grantee (as the case may be) shall have the right to exercise the Option to the extent the Grantee was entitled to do so at the time of his or her death; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of the death of the Grantee or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the date of the death of the Grantee.

          (c)    Disability.    In the event of the permanent and total disability of Optionee during the term of the Option, then Optionee shall have the right to exercise the Option to the extent Optionee was entitled to do so at the time of the termination of his or her relationship with the Company by reason of such disability; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the Termination Date or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the Termination Date.

          (d)    Corporate Group.    For purposes of this Section 6, all references to the Company shall be deemed to include such member of the Corporate Group.

        20.    Termination on Corporate Transaction; Assumption.    In the event of a Corporate Transaction, each outstanding Option Share shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or entity in a Corporate Transaction refuses to assume or substitute for the Option Share, then the Grantee shall fully vest in and have the right to exercise the Option as to all of the Option Shares, including Option Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Administrator shall notify the Grantee in writing or electronically that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Corporate Transaction, the option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

        21.    Transferability of Option.    The Option may be transferred to any person by will and by the laws of descent and distribution. The Option also may be transferred during the lifetime of the Grantee to certain members of the immediate family of the Grantee as provided in Section 6(e) of the Plan. The terms of the Option shall be binding upon the executors, administrators, heirs, devisees, successors and transferees of the Grantee.

        22.    Term of Option.    The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein (the "term" of the Option).

        23.    Tax Consequences.    Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          (a)    Option Exercise.    On exercise of the Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an employee or a former employee, the Company will be required to withhold from the

  Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b)    Disposition of Shares.    If Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20 percent.

        24.    Entire Agreement: Governing Law.    The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California, United States of America (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

        25.    Headings.    The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

        26.    Dispute Resolution.    The provisions of this Section 13 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee's assignees pursuant to Section 8 hereof (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Orange, California) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

        27.    Notices.    All notices, requests, demands and other communications required or permitted to be given pursuant to this Option Agreement (collectively "notices") shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the

Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

        IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

RAINING DATA CORPORATION, a Delaware corporation
By:	/s/ CARLTON H. BAAB Title: President and CEO

        THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY TO TERMINATE GRANTEE'S SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE'S STATUS IS AT WILL.

        The Grantee acknowledges receipt of a copy of the Plan and the Stock Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: 12/20/02	Signed:	/s/ BRIAN C. BEZDEK Grantee

EXHIBIT A

RAINING DATA CORPORATION
AMENDED 1999 STOCK OPTION PLAN

EXERCISE NOTICE

Raining Data Corporation
17500 Cartwright Road
Irvine, California 32614-5846

Attention: Secretary

        28.    Exercise of Option.    Effective as of today,                         ,                          the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase                          shares of the Common Stock (the "Shares") of Raining Data Corporation (the "Company") under and pursuant to the Company's Amended 1999 Stock Option Plan, as amended from time to time (the "Plan") and the [    ] Incentive [    ] Nonincentive Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated                         , 20    . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

        29.    Representations of the Grantee.    The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan, and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        30.    Rights as Stockholder.    Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 5(b) of the Plan.

        31.    Delivery of Payment.    The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.

        32.    Tax Consultation.    The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice

        33.    Taxes.    The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

        34.    Successors and Assigns.    The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

        35.    Headings.    The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

        36.    Dispute Resolution.    The provisions of Section 13 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

        37.    Governing Law; Severability.    This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California, United States of America (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

        38.    Notices.    All notices, requests, demands and other communications required or permitted to be given hereunder (collectively "notices") shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

        39.    Further Instruments.    The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

        40.    Entire Agreement.    The Notice, the Plan, and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	RAINING DATA CORPORATION
By:

Title:

(Signature)
Address:	Address:
17500 Cartwright Road Irvine, California 92614-5846

QuickLinks

  Exhibit 10.1
RAINING DATA CORPORATION AMENDED 1999 STOCK OPTION PLAN STOCK OPTION AGREEMENT
NOTICE OF STOCK OPTION GRANT
EXHIBIT A RAINING DATA CORPORATION AMENDED 1999 STOCK OPTION PLAN EXERCISE NOTICE
RAINING DATA CORPORATION AMENDED 1999 STOCK OPTION PLAN STOCK OPTION AGREEMENT
NOTICE OF STOCK OPTION GRANT
RAINING DATA CORPORATION AMENDED 1999 STOCK OPTION PLAN STOCK OPTION AGREEMENT
EXHIBIT A RAINING DATA CORPORATION AMENDED 1999 STOCK OPTION PLAN EXERCISE NOTICE